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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 13, 2004


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)



BERMUDA                             COMMISSION FILE NUMBER             980363970
(State or other jurisdiction of           000-49887             (I.R.S. Employer
incorporation or organization)                               Identification No.)



                      2ND FL. INTERNATIONAL TRADING CENTRE
                                     WARRENS
                                   PO BOX 905E
                              ST. MICHAEL, BARBADOS
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (246) 421-9471


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 13, 2004, Nabors Industries Ltd. ("Nabors") and its wholly-owned subsidiary Nabors Industries, Inc. (the "Company" and together with Nabors, the "Offerors") entered into an indenture (the " Indenture") with J.P. Morgan Trust Company, National Association, as trustee, in connection with the Offerors' offer to exchange (the "Exchange Offer") the Company's Zero Coupon Senior Exchangeable Notes Due 2023 (the "Old Securities") for the Company's Series B Zero Coupon Senior Exchangeable Notes Due 2023 (the "New Securities").

On December 13, 2004, the New Securities were issued pursuant to the Indenture to all holders of Old Securities who had properly tendered Old Securities in the Exchange Offer. A description of the material terms of the New Securities is incorporated herein by reference to the information under the headings "Summary Description of the New Securities" and "Description of the New Securities" in the Offerors' offering circular (the "Offering Circular") dated November 12, 2004, which was filed as Exhibit 12(a)(1)(i) to the Offerors' Schedule TO-I dated November 12, 2004, as amended and supplemented by Amendment No. 1 thereto, filed on December 2, 2004, by Amendment No. 2 thereto, filed on December 7, 2004 and by Amendment No. 3 thereto, filed on December 13, 2004 (as amended and supplemented, the "Schedule TO-I"). The Indenture was qualified pursuant to the Offerors' Form T-3 Application for Qualification of Trust Indenture (SEC File No. 022-28761-01). A form of the Indenture was filed as Exhibit 12(d) to the Schedule TO-I.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The response to Item 1.01 above is incorporated herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The Exchange Offer expired at midnight on Friday, December 10, 2004. Pursuant to the Exchange Offer, approximately $694,020,000 aggregate principal amount, representing over 99%, of the Old Securities were exchanged for New Securities. The Offerors accepted all validly tendered Old Securities and, in exchange, issued a like principal amount of the New Securities subject to the compliance by tendering holders with the terms of the Exchange Offer. Neither of the Offerors received any proceeds from the issuance of the New Securities.

The New Securities were issued solely to existing security holders of the Company pursuant to the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. Neither of the Offerors paid or gave, directly or indirectly, any commission or other remuneration, including underwriting discounts, to any broker, dealer, salesman or other person for soliciting tenders of the Old Securities in connection with the Exchange Offer, and neither of the Offerors have retained any dealer, manager or other agent to solicit tenders with respect to the Exchange Offer.

The New Securities are exchangeable prior to the close of business on the business day immediately preceding the final maturity date of the New Securities under certain circumstances and for the consideration set forth in the applicable provisions of the Indenture, a description of which is incorporated herein by reference to the information under the headings "Summary Description of the



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New Securities--Exchange Rights of Holders of New Securities" and "Description
of the New Securities--Exchange Rights of Holders of New Securities" in the Offering Circular.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NABORS INDUSTRIES LTD.


Date:  December 17, 2004                  By: /s/ Daniel McLachlin
                                              ----------------------------------
                                              Daniel McLachlin
                                              Vice President-Administration &
                                              Secretary




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